UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 14, 2018
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On December 14, 2018, certain of the Mexican subsidiaries of Pilgrim’s Pride Corporation (the “Company”) entered into an unsecured credit agreement (the “2018 Mexico Credit Facility”) with Banco del Bajío, Sociedad Anónima, Institución de Banca Múltiple, as lender. The loan commitment under the 2018 Mexico Credit Facility is $1.5 billion Mexican pesos. Outstanding borrowings under the 2018 Mexico Credit Facility will accrue interest at a rate equal to the 28-Day Interbank Equilibrium Interest Rate plus 1.50%. The 2018 Mexico Credit Facility is for a term of five years. The 2018 Mexico Credit Facility contains covenants and defaults that the Company believes are customary for transactions of this type. The proceeds from the 2018 Mexico Credit Facility will be used for general corporate and working capital purposes.
The 2018 Mexico Credit Facility will replace an existing unsecured credit agreement between certain of our Mexican subsidiaries and BBVA Bancomer, S.A. Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer, as lender, dated September 27, 2016.
The foregoing description of the 2018 Mexico Credit Facility and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of the 2018 Mexico Credit Facility, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Revolving Line of Credit Agreement, dated as of December 14, 2018, by and among Banco del Bajío, Sociedad Anónima, Institución de Banca Múltiple as lender, Avícola Pilgrim’s Pride de México, Sociedad Anónima de Capital Variable as borrower, and Comercializadora de Carnes de México, Sociedad de Responsabilidad Limitada de Capital Variable, Pilgrim’s Pride, Sociedad de Responsabilidad Limitada de Capital Variable, and Pilgrim’s Operaciones Laguna, Sociedad de Responsabilidad Limitada de Capital Variable, as guarantors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	December 19, 2018	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer